Exhibit 10.16 Purchase Order # 97860 from LockheedMartin Corporation

LOCKHEED MARTIN

PURCHASE ORDER # 97860

This number must appear on labels, packing list, correspondence, and with this order.

Order Date: 02/07/03

Vendor:
NOVINT TECHNOLOGIES
1900 CUTTING AVE. NW

ALBUQUERQUE N 87114
USA Phone: (888) 309-8590

Ship To:
LOCKHEED MARTIN
PERRY TECHNOLOGIES
1700 US Hwy. 1
Riviera Beach, FL 33404
USA

Page:	1 of 1	Change:	
Vendor #:	4094	Terms	NET 10 DAYS
Ship Via:		FOB	
Requisitioned by:			
Buyer:	PAUL COLEMAN		
Telephone:			
Fax Number:	(561) 881-7246		

Item	Qty.	UOM	Part Number/Description	Due Date	Taxable	Whse	Unit Price	Extended Price
001	1.00	LT	DEVELOPMENT OF SOFTWARE FOR UGV MISSION PLANNING AND EVALUATION.	02/10/03	NO	10	$15,878.00	$15,878.00

COMMENTS:

TERMS AND CONDITIONS: CORPDOC 3/3A DATED JULY 02 APPLY.
THESE TERMS AND CONDITIONS HAVE BEEN PROVIDED BY THE PROCUREMENT REPRESENTATIVE. WORK WILL BE PERFORMED IN ACCORDANCE WITH THE STATEMENT OF WORK ATTACHED.

Job # 106A
WBS # 440000
W O #
Acct # 10222100021

RECEIPT INSPECTION REQ'D

Bill To:
LOCKHEED MARTIN
PERRY TECHNOLOGIES
Accounts Payable
100 East 17th Street
Riviera Beach FL 33404

PURCHASE ORDER TOTAL $15,878.00

/s/ BUYER
/s/ Q.C. APPROVED
/s/ APPROVED

TERMS AND CONDITIONS ARE AS PER LOCKHEED MARTIN PERRY TECHNOLOGIES PUBLISHED LETTER SENT TO ALL SUPPLIES. COPIES ARE AVAILABLE UPON REQUEST
All material paperwork workmanship and traceability are subject to our inspection and acceptance. Perry Technologies is an Equal Opportunity Employer.
Tax Exempt No. 60-20-135516-53[illegible]

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